EXHIBIT 99.9
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-10,
                   Asset-Backed Certificates, Series 2005-10

24.27% have silent seconds
WAVG DTI = 39.4


Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Goldman Sachs                      GSAA 05 10
==============================================================================

Stats
Count: 882
Balance: $243,311,129.12
Gross WAC: 6.650
Initial CAP: 2.00
Margin: 5.98


--------------------------------------
Current Rate                   Percent
--------------------------------------
4.501 - 5.000                     2.87
5.001 - 5.500                     8.34
5.501 - 6.000                    13.66
6.001 - 6.500                    20.47
6.501 - 7.000                    23.13
7.001 - 7.500                    15.17
7.501 - 8.000                    10.77
8.001 - 8.500                     3.40
8.501 - 9.000                     2.03
9.001 - 9.500                     0.10
9.501 - 10.000                    0.07
--------------------------------------
Total:                          100.00
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--------------------------------------
FICO                           Percent
--------------------------------------
620.000 - 639.999                25.70
640.000 - 659.999                24.19
660.000 - 679.999                14.86
680.000 - 699.999                16.63
700.000 - 719.999                 8.10
720.000 - 739.999                 5.65
740.000 - 759.999                 2.19
760.000 - 779.999                 2.11
780.000 - 799.999                 0.45
800.000 - 819.999                 0.12
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Documentation Type             Percent
--------------------------------------
FULL DOC                         39.08
LIMITED DOC                       6.88
STATED DOC                       54.05
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Interest Only                  Percent
--------------------------------------
Y                               100.00
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Interest Only Term             Percent
--------------------------------------
24.000                          100.00
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
Margins                        Percent
--------------------------------------
3.501 - 4.000                     1.13
4.001 - 4.500                     0.22
5.501 - 6.000                    98.55
7.001 - 7.500                     0.10
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Initial Cap                    Percent
--------------------------------------
2.000                           100.00
--------------------------------------
Total:                          100.00
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                               Aug 5, 2005 12:45                 Page 1  of  1